Exhibit 4.26

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                           TRANS WORLD AIRLINES, INC.



                                      and



                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                   as Trustee




                                   INDENTURE




                           Dated as of March 3, 1998




                                  $150,000,000


                         11 3/8% Senior Notes due 2006


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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                   ARTICLE 1.

                     DEFINITIONS AND RULES OF CONSTRUCTION


Section 1.1 Definitions........................................................1
Section 1.2 Rules of Construction..............................................1


                                   ARTICLE 2.

                                 THE SECURITIES

Section 2.1  Designation, Form and Dating......................................1
Section 2.2  Execution, Amount, Authentication and Delivery....................2
Section 2.3  Registrar and Paying Agent........................................4
Section 2.4  Paying Agent to Hold Payments In Trust............................4
Section 2.5  Securityholder Lists..............................................6
Section 2.6  Transfer and Exchange.............................................6
Section 2.7  Mutilated, Defaced, Destroyed, Lost and Stolen
             Securities........................................................7
Section 2.8  Treasury Securities...............................................8
Section 2.9  Temporary Securities..............................................9
Section 2.10 Cancellation......................................................9
Section 2.11 Defaulted Interest; Interest on Defaulted
             Principal ........................................................9
Section 2.12 CUSIP Numbers....................................................10


                                   ARTICLE 3.

                      REDEMPTIONS AND CERTAIN REPURCHASES

Section 3.1 Optional Redemption-General.......................................10
Section 3.2 Redemption Notice to Trustee......................................10
Section 3.3 Selection of Securities to be Redeemed............................11
Section 3.4 Notice of Redemption..............................................11
Section 3.5 Effect of Notice of Redemption....................................12
Section 3.6 Deposit of Redemption Price.......................................12
Section 3.7 Securities Redeemed in Part.......................................12
Section 3.8 Optional Redemption Upon Public Equity Offering...................12

                                  ARTICLE 4.


                   COVENANTS, REPRESENTATIONS AND WARRANTIES

Section 4.1  Payment of Securities...........................................12
Section 4.2  Maintenance of Office or Agency.................................13
Section 4.3  Limitation on Restricted Payments...............................13
Section 4.4  Corporate Existence.............................................16
Section 4.5  Payment of Taxes and Other Claims...............................17
Section 4.6  Notices.........................................................17
Section 4.7  Maintenance of Properties and Insurance.........................17
Section 4.8  Default Notices and Compliance Certificates.....................18
Section 4.9  SEC Reports.....................................................18
Section 4.10 Waiver of Stay, Extension or Usury Laws.........................19
Section 4.11 Amendment to Indenture..........................................19
Section 4.12 Limitation on Liens.............................................19
Section 4.13 Books, Records, Access; Confidentiality.........................20
Section 4.14 Repurchase of Securities Upon a Change in Control...............20
Section 4.15 Restrictions on Becoming an Investment Company..................21
Section 4.16 Limitation on Indebtedness......................................21
Section 4.17 Limitation on Restrictions on Distributions from
             Restricted Subsidiaries.........................................24
Section 4.18 Limitation on Sales of Assets and Subsidiary Stock..............26
Section 4.19 Limitation on Affiliate Transactions............................27
Section 4.20 Limitation on the Sale or Issuance of Capital Stock
             of Restricted Subsidiaries......................................27
Section 4.21 Limitation on Guarantees by Restricted
             Subsidiaries ...................................................28
Section 4.22 Limitation on Sale/Leaseback Transactions.......................29
Section 4.23 Application for Rating..........................................29
Section 4.24 Listing.........................................................29


                                   ARTICLE 5.

                             SUCCESSOR CORPORATION

Section 5.1  Covenant Not to Consolidate, Merge, Convey or
             Transfer Except Under Certain Conditions........................29
Section 5.2  Successor Person Substituted....................................30
Section 5.3  Optional Right of Redemption....................................31


                                   ARTICLE 6.

                              DEFAULT AND REMEDIES

Section 6.1  Events of Default...............................................31
Section 6.2  Acceleration....................................................33
Section 6.3  Other Remedies..................................................33
Section 6.4  Waiver of Past Defaults.........................................33
Section 6.5  Control by Majority.............................................34
Section 6.6  Limitation on Suits.............................................34
Section 6.7  Rights of Holders to Receive Payment............................35
Section 6.8  Collection Suit by Trustee......................................35
Section 6.9  Trustee May File Proofs of Claim................................35
Section 6.10 Application of Proceeds.........................................36
Section 6.11 Undertaking for Costs...........................................37
Section 6.12 Restoration of Rights on Abandonment of
             Proceedings.....................................................37
Section 6.13 Powers and Remedies Cumulative; Delay or Omission
             Not Waiver of Default...........................................37


                                   ARTICLE 7.

                                    TRUSTEE

Section 7.1 Duties of Trustee................................................38
Section 7.2 Rights of Trustee................................................39
Section 7.3 Individual Rights of Trustee.....................................39
Section 7.4 Trustee's Disclaimer.............................................39
Section 7.5 Notice of Defaults...............................................39
Section 7.6 Reports by Trustee to Holders....................................40
Section 7.7 Compensation and Indemnity.......................................40
Section 7.8 Replacement of Trustee...........................................41
Section 7.9 Successor Trustee by Merger, etc.................................42
Section 7.10 Eligibility; Disqualification...................................42
Section 7.11 Preferential Collection of Claims Against Company...............42


                                   ARTICLE 8.

                       DISCHARGE OF INDENTURE; DEFEASANCE

Section 8.1 Discharge of Liability on Securities; Defeasance.................42
Section 8.2 Conditions to Defeasance.........................................43
Section 8.3 Application of Trust Money.......................................44
Section 8.4 Repayment to Company.............................................44
Section 8.5 Indemnity for Government Obligations.............................45
Section 8.6 Reinstatement....................................................45


                                   ARTICLE 9.

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.1 Without Consent of Holders.......................................45
Section 9.2 With Consent of Holders..........................................46
Section 9.3 Compliance with Trust Indenture Act..............................47
Section 9.4 Revocation and Effect of Consents................................47
Section 9.5 Notation on or Exchange of Securities............................47
Section 9.6 Trustee to Sign Amendments, etc..................................47
Section 9.7 Effect of Supplement and/or Amendment............................48


                                  ARTICLE 10.

                                 MISCELLANEOUS

Section 10.1  Conflict with Trust Indenture Act of 1939......................48
Section 10.2  Notices; Waivers...............................................48
Section 10.3  Communications by Holders with Other Holders...................49
Section 10.4  Certificate and Opinion as to Conditions Precedent.............49
Section 10.5  Statements Required in Certificate or Opinion..................50
Section 10.6  Rules by Trustee, Paying Agent, Registrar......................51
Section 10.7  Holidays.......................................................51
Section 10.8  Governing Law; Waiver of Jury Trial............................51
Section 10.9  No Adverse Interpretation of Other Agreements..................51
Section 10.10 No Recourse Against Others.....................................51
Section 10.11 Benefits of Indenture and the Securities
              Restricted ....................................................52
Section 10.12 Successors and Assigns.........................................52
Section 10.13 Counterpart Originals..........................................52
Section 10.14 Severability...................................................52
Section 10.15 Rating Agencies................................................52
Section 10.16 Effect of Headings.............................................53


APPENDIX I    Definitions Appendix
APPENDIX II   Rule 144A/Regulation S Appendix (including forms of
              11 3/8% Senior Note as Exhibits 1 and 2 thereto)
EXHIBIT A     Form of Subsidiary Guaranty


     INDENTURE  dated  as  of March 3, 1998 between  TRANS  WORLD AIRLINES,
INC., a Delaware corporation (the "Company"), and FIRST SECURITY   BANK,
NATIONAL  ASSOCIATION,  a   national   banking association, as Trustee (the
"Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 11 3/8% Senior Notes due 2006 (the "Initial Securities") and, if and when issued pursuant to a registered exchange for Initial Securities, the Company's 11 3/8% Senior Notes due 2006 (the "Exchange Securities", and, if and when issued pursuant to a private exchange for Initial Securities, the Company's 11 3/8% Senior Notes due 2006 (the "Private Exchange Securities", together with the Exchange Securities and the Initial Securities, the "Securities").


                                   ARTICLE 1.

                     DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1    Definitions.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached hereto as Appendix I, which shall be a part of this Indenture as if fully set forth in this place.

     Section 1.2    Rules of Construction.

     The rules of construction for this Indenture are set forth in Section 2 of the Definitions Appendix.

                                   ARTICLE 2.

                                 THE SECURITIES

     Section 2.1    Designation, Form and Dating.

     Provisions relating to the Initial Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Rule 144A/Regulation S Appendix attached hereto as Appendix II (the "Rule 144A Appendix") which is hereby incorporated in and expressly made part of this
Indenture.  The Initial  Securities and   the  Trustee's  certificate  of
authentication  shall   be substantially in the form of Exhibit 1 to the Rule
144A Appendix (with such appropriate insertions, omissions, substitutions and other variations as are required by this Indenture) and are hereby
incorporated  in  and  expressly  made  a  part  of  this Indenture.    The
Exchange  Securities,  the  Private   Exchange Securities,  and  the  Trustee's
certificates  of  authentication shall be substantially in the form of Exhibit 2
to the Rule  144A Appendix    (with   such   appropriate   insertions,
omissions, substitutions  and  other  variations as  are  required  by  this
Indenture)  and are hereby incorporated in and expressly  made  a part  of  this
Indenture.  The Securities may have imprinted  or otherwise   reproduced
thereon  such  notations,   legends   or endorsements,  not  inconsistent  with
the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or
to  conform to general usage.   The  Company  shall approve  the form of the
Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication and shall bear interest from the applicable date set forth in the form of Security and shall be payable, unless previously Tendered, on the dates as specified on the face of the form of the Security.

     The Person in whose name any Security is registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest and Special Interest, if any, payable on such Interest Payment Date to the extent provided by such Security, except if and to the extent the Company shall default in the payment of the interest or Special Interest due on such Interest Payment Date, in which case defaulted interest or Special Interest, as the case may be, shall be paid to the Person in whose name the Outstanding Security is registered at the close of business on the subsequent record date (which shall be not less than five (5) Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holders of Securities not less than fifteen (15) days preceding such subsequent record date (a "Special Record Date").

     Section   2.2      Execution,  Amount,  Authentication   and Delivery.

     The Securities shall be signed for the Company by the manual or facsimile signatures of an Officer and a Certifying Officer. The Company's seal shall be affixed to or reproduced on the Securities. Typographical or other errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

     If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     A  Security  shall  not be valid until the Trustee  manually signs  the
certificate of authentication on the  Security.   The signature shall be
conclusive evidence that the Security has been authenticated under this Indenture.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $150,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 2.6, 2.7, 2.9, 4.14, or 9.5 or in conjunction with a Registered Exchange Offer or any Private Exchange (as such terms are defined in the Rule 144A Appendix).

     The Securities shall be known and designated as the "11 3/8% Senior Notes due 2006" of the Company. Their Stated Maturity shall be March 1, 2006, and they shall bear interest at the rate of 11 3/8% per annum, from March 3, 1998 or from the most recent Interest Payment Date to which interest and Special Interest, if any, have been paid or duly provided for, as the case may be, payable semi-annually in arrears on March 1 and September 1, commencing September 1, 1998, until the principal thereof is paid or made available for payment.

     Subject to the limits set forth in the second preceding paragraph of this Indenture, the Trustee shall authenticate Securities for original issue upon written order of the Company signed by an Officer and by a
Certifying Officer of the Company. The   order  shall  specify  the  amount  of
Securities  to   be authenticated  and  the  date  on which  the  original
issue of Securities is to be authenticated, shall provide instructions with respect to the delivery thereof and shall be accompanied by the documents specified in Section 10.4 and by the following (provided, however, that the Trustee is authorized conclusively to rely upon the documents specified in
Section 10.4):

     (a) an Officers' Certificate confirming all representations and warranties of the Company contained in this Indenture as of the date of authentication;

     (b) an Officers' Certificate containing representations and warranties of the type usual and customary to the issuance of the Securities such as, but not limited to, representations regarding due authorization of this Indenture; due authorization of the issuance, sale and delivery of the Securities;
that   the Securities,  when so issued, sold and delivered  against  payment therefor will be duly and validly issued, and constitute valid and binding obligations of the Company, enforceable in accordance with their terms; that no consent, approval or authorization of, or designation, declaration, or filing with, any governmental authority or any other person or entity is required of the Company in connection with the execution and delivery of this Indenture or the issuance, sale and delivery of the Securities; and that the Securities have been registered under the Securities Act or that registration is not required in connection with the offer, sale and delivery of the Securities;

     (c) an Opinion of Counsel to the effect that the Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Indenture; that the Securities have been duly authorized and validly issued; and that the offer and sale of the Securities have been registered or will be exempt from the registration requirements under the Securities Act; and

     (d) execution and delivery by the Company of the Securities and by all parties thereto of this Indenture;

provided, however, that any Securities in fact authenticated by the Trustee upon written order of the Company as set forth in the first sentence of this paragraph shall be deemed to have been duly authenticated hereunder and to constitute an enforceable contractual obligation of the Company and shall be entitled to all the benefits of this Indenture equally and proportionately
with  any  and  all  other  Securities  duly  authenticated   and delivered
hereunder, in each case, notwithstanding any failure of the Company to deliver any of the documents specified in Section 10.4 or above in this sentence;

     The Securities shall be issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof, except that the Global Securities may be issued in a different denomination.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any guarantor or any Affiliate of the Company.

     Section 2.3    Registrar and Paying Agent.

     The Company shall maintain an office or agency where Securities eligible for transfer or exchange may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment or repurchase ("Paying Agent"). The
Registrar shall keep a register of   the   Securities   and  of  their  transfer
and   exchange ("Register").   Such  Register shall be in written  form  in  the
English language or any other form capable of being converted into such form within a reasonable time. At all reasonable times such Register shall be open
for inspection by the Trustee.   The Company  may  have  one or more
co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

     The  Company may enter into an appropriate agency  agreement with  any
Agent  not a party to this Indenture.   The  agreement shall  implement the
provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

     The  Company initially appoints the Trustee as Registrar and Paying Agent.

     Section 2.4    Paying Agent to Hold Payments In Trust.

     Each Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all Payments held by the Paying Agent for the payment of principal of, repurchase or redemption price, if any, of, interest on, and Special Interest, if any, with respect to, the Securities (whether such Payment has been paid to it by the Company or any other
obligor  on   the Securities), and shall notify the Trustee of any default  by the Company (or any other obligor on the Securities) in making any such Payment. The Company at any time may require a Paying Agent to Pay all Payments held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to Pay all Payments held by it to the Trustee and to account for any Payments distributed. Upon doing so the Paying Agent shall have no further liability for the Payments.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, repurchase or redemption price, if any, of, interest on, or Special Interest, if any, with respect to, any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto Payments sufficient to pay the principal, repurchase or redemption price, if any, of, interest or Special Interest, if any, so becoming due until such Payments shall be Paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of such action or any failure so to act.

     The Company will, on or before each due date for the payment of the principal of, repurchase or redemption price, if any, of, interest on, or Special Interest, if any, with respect to any of the Securities, deposit with a Paying Agent Payments (in same day funds) sufficient to pay the principal, repurchase or redemption price, if any, of, interest or Special Interest, if any, so becoming due, such Payments to be held in trust for the benefit of the Persons entitled to such principal, repurchase or redemption price, if any, of, interest, or Special Interest, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all Payments received by it as such agent for the payment of the principal of, repurchase or redemption price, if any, of, interest on, or Special Interest, if any, with respect to the Securities (whether such Payments have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the Persons entitled thereto until such Payments shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) promptly give the Trustee notice of any failure by the Company (or any other obligor upon the Securities) to make any payment of the principal of, repurchase or redemption price, if any, of, interest on, or Special Interest, if any, with respect to, the Securities when the same shall be due and payable; and

     (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all Payments so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, Pay, or direct any Paying Agent to Pay, to the Trustee all Payments held in trust by the Company or such Paying Agent, such Payments to be held by the Trustee upon the same trusts as those upon which such Payments were held by the Company or such Paying Agent; and, upon such Payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Payments held by it as Paying Agent.

     Any Payments deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, redemption or repurchase price, if any, of, interest on or Special Interest, if any, with respect to, any Security and unclaimed for two (2) years after such principal, redemption, repurchase price, interest or Special Interest has become due and payable shall be paid to the Company on its request, or
(if then held by the Company) shall  be  discharged from   such   trust,  unless
otherwise  required  by   mandatory provisions  of  applicable  escheat  or
abandoned or unclaimed property law, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof and all liability of the Trustee or such Paying Agent with regard to such Payments, and all liability of the Company as trustee thereof, shall thereupon cease.

     Section 2.5    Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and
addresses of Securityholders  identified  as  to series.   If the Trustee is not
the Registrar, the Company shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     Section 2.6    Transfer and Exchange.

     When Securities are presented to the Registrar or a co- Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the
Registrar  shall  register   the transfer  or  make the exchange as requested if
its requirements, for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder or his attorney duly authorized in writing. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any registration of transfer or exchange, but not for any exchange pursuant to Sections 2.9, 3.7, 4.14 or 9.5 or any other Tender not involving any transfer of Securities (other than to the
Company).   No service charge shall be made for any such transaction.

     In the case of any Security which is Tendered in part only, upon such Tender the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in aggregate principal amount equal to the non-Tendered portion of the principal of such Security. No Securities will be issued in denominations of less than $1,000 upon tender of the Securities.

     All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt of the same series and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Section  2.7     Mutilated,  Defaced,  Destroyed,  Lost  and Stolen
Securities.

     In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, subject to compliance with the following sentence and in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the  Security  so apparently  destroyed,  lost  or
stolen.   In  every  case   the applicant for a substitute Security shall
furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Upon the issuance of any substitute Security pursuant to the preceding paragraph, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected
therewith.   In case any Security which has matured or is about to mature, or has been  tendered  for repurchase pursuant to any of the  provisions hereof
(as evidenced by an irrevocable written notice from the Holder to the Company and the Trustee), shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of such Security (without surrender of such Security except in the case of a mutilated or defaced Security), as applicable, if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Every  substitute Security issued pursuant to the provisions of  this
Section  by  virtue of the fact that  any  Security  is apparently   destroyed,
lost  or  stolen  shall  constitute   an additional contractual obligation of
the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall also be subject to all the limitations  of rights set  forth in) this Indenture equally and proportionately with  any  and  all
other  Securities  duly  authenticated   and delivered  hereunder.  Every
substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is mutilated or defaced shall constitute an additional contractual obligation of the Company and shall be entitled to all the benefits of (but shall also be subject to all the limitations of rights set forth in) this Indenture  equally  and proportionately  with any
and all other Securities  of  the  same series   duly   authenticated  and
delivered   hereunder.    All Securities  shall  be held and owned upon the
express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated or defaced or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.8    Treasury Securities.

     In determining whether the Holders of the required principal amount of Securities have given or concurred in any amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture, Securities owned by the Company (including Securities Tendered), an Affiliate of the Company, any other obligor upon the Securities, any Affiliate of such obligor upon the Securities or any Person who has given or concurred in any such amendment, request, demand, authorization, direction, notice, consent or waiver under the direction of, by agreement with, or as a condition or in consideration of any exchange offer by or transfer of such Person's Securities to the Company, an Affiliate of the Company, any other obligor, any Affiliate of such obligor or any such Person, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such amendment, request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee that neither the Company nor any such other obligor, Affiliate or Person is affiliated with the pledgee or any Affiliate of the pledgee and that the pledgee has the present right (subject to no contrary obligation or understanding) so to act with respect to the Securities on the basis of its best interests as a Holder independently of any direction by or interest of the Company. In case of a dispute as to such right, the Trustee in good faith shall be entitled to rely upon the advice of counsel, including counsel for the Company. Upon request of the Trustee, the Company shall promptly furnish to the Trustee a certificate of a Certifying Officer listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons; and subject to Sections 7.1 and 7.2 herein, the Trustee shall be entitled to accept such certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. The Company shall not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any additional security, to any Holder of Securities as consideration for or as an inducement to giving or concurring in any amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture unless such remuneration is concurrently paid, or  such  security  is concurrently  granted,  as the case may be,  on  the same terms ratably to the Holders of all Securities then Outstanding (regardless of whether any such Holder has given or concurred in such
amendment,  request,  demand,  authorization,   direction, notice, consent or
waiver under this Indenture).

     For purposes of this Section and without limiting the generality of the foregoing, Securities which are subject to a binding contract or irrevocable tender offer (including an offer which is in any way conditioned upon or simultaneous with, or requires as a condition precedent (whether by contract or otherwise) or which cannot be effected without, the agreement or consent of the transferor to any amendment, request, demand, authorization, direction, notice, consent or waiver hereunder) pursuant to which ownership (direct or indirect) is to be transferred (including for example, Securities tendered to the Company or any other Person in an exchange transaction) shall be deemed owned by such transferee, and therefore,
any   such simultaneous  agreement  or consent by the  transferor  shall  be invalid.

     Section 2.9    Temporary Securities.

     Until  definitive  Securities are ready  for  delivery,  the Company may
prepare, and, upon written order of the Company,  the Trustee   shall
authenticate,  temporary  Securities   in   any authorized   denominations.
Temporary   Securities   shall   be substantially in the form of definitive
Securities  of  the  same series  but  may  have  variations  that  the  Company
considers appropriate   for  temporary  Securities.   Without  unreasonable
delay,   the   Company  shall  prepare  and  the  Trustee   shall authenticate
and deliver definitive Securities in  exchange  for temporary   Securities.
Until  so  exchanged,   the   temporary Securities  shall  be  entitled to the
same benefits under this Indenture as definitive Securities of the same series.

     Section 2.10   Cancellation.

     The Company may at any time deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange (including without limitation, Initial Securities exchanged for Exchange Securities,
Private  Exchange Securities  or  both),  repurchase or  payment.   All
Securities purchased pursuant to any Offer to Purchase shall be canceled. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, repurchase or cancellation. The Company may not issue new Securities to replace Securities it has paid (upon Tender or otherwise) or which have been delivered to the Trustee for cancellation. The Trustee shall destroy all canceled Securities and, if requested, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

     Section  2.11    Defaulted Interest; Interest  on  Defaulted Principal.

     If the Company defaults in a payment of interest on, or Special Interest, if any, with respect to, the Securities, it shall pay the defaulted interest, plus interest on the defaulted interest or Special Interest, as the case may be, at the rate then borne on the Securities to the extent permitted by law and the terms thereof, to the persons who are Securityholders on a subsequent Special Record Date. The Company shall fix the Special Record Date and payment date. At least fifteen (15) days before the Special Record Date, the Company shall mail to each Securityholder a notice that states the Special Record Date, the payment date and the amount of defaulted interest or Special Interest, as the case may be, to
be  paid.   If  the  Company defaults  in the payment of principal on the
Securities (whether on acceleration, at maturity, upon tender for repurchase, or otherwise), it shall pay interest on such defaulted principal at the rate then borne by the Securities to the Trustee upon demand. The
Trustee shall apply any such payment in accordance with  the provisions of
Section 6.10.

     Section 2.12   CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                   ARTICLE 3

                      REDEMPTIONS AND CERTAIN REPURCHASES

     Section 3.1    Optional Redemption-General

     Except as set forth in Sections 3.8 and 5.3, the Securities Outstanding shall not be subject to redemption in whole or in part at the option of the Company prior to March 1, 2002. On or after March 1, 2002, the Securities may be redeemed at any time in whole or in part (in any integral multiple of $1,000) by the Company at its sole option at redemption prices (expressed as a percentage of principal amount) as set forth below during the twelve month periods beginning March 1 of the years shown below, plus in each case an amount equal to accrued and unpaid interest and Special Interest, if any, with respect to, the Securities to and including the redemption date:

                                      Redemption Year
     Price ---- 2002                             105.688% 2003
     102.844% 2004 and thereafter              100.000%


     Section 3.2    Redemption Notice to Trustee.

     If  the  Company elects to redeem Securities as provided  in Section  3.1,
3.8 or 5.3, it shall notify the Trustee of the redemption date, the principal amount of Securities and all other information needed for the notice to be given by the Trustee pursuant to Section 3.4.

     The Company shall give the notice provided for in this Section at least ten (10) days (unless a shorter notice shall be satisfactory to the Trustee) prior to the date the Trustee must give notice pursuant to Section 3.4.

     Section 3.3    Selection of Securities to be Redeemed.

     If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on either a pro rata basis or by lot. The Trustee shall make the selection from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the
principal of   Securities  that  have  denominations  larger  than  $1,000.
Securities and portions of them it selects shall be in amounts of $1,000  or
whole  multiples  of  $1,000.   Provisions  of   this Indenture  that  apply to
Securities called for redemption also apply to portions of Securities called for redemption.

     Section 3.4    Notice of Redemption.

     At least 30 days but not more than 60 days before a redemption date, the Company shall mail by first-class mail a notice of redemption to each Holder whose Securities are to be redeemed.

     The notice shall identify the Securities and the principal amount thereof to be redeemed and shall state:

     (a) the principal amount of each Security held by each such Holder to be redeemed;

     (b)  the redemption date;

     (c) the redemption price (including the amount of accrued and unpaid interest, Special Interest and Applicable Premium, if any, to be paid on the Securities called for redemption);

     (d) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in
principal  amount  equal   to   the unredeemed portion will be issued;

     (e)  the name and address of the Paying Agent;

     (f)    that  Securities  called  for  redemption   must   be surrendered to
the Paying Agent to collect the redemption  price; and

     (g) that, unless the Company defaults in making the redemption payment, interest on the Securities to be redeemed ceases to accrue on and after the redemption date and the only remaining right of the Holders of such Securities is to receive payment of the redemption price upon surrender to the Paying Agent of the Securities.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

     Section 3.5    Effect of Notice of Redemption.

     Once a notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the redemption price and, on and after such date (unless the Company shall default in the payment of the redemption price), such Securities shall cease to bear interest. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price plus accrued interest, Special Interest and Applicable Premium, if any, to the redemption date.

     Section 3.6    Deposit of Redemption Price.

     On or before 10:00 a.m., Eastern Time, on the redemption date, the Company shall deposit with the Paying Agent money in funds immediately available on the redemption date sufficient to pay the redemption price of and accrued interest on and Special Interest and Applicable Premium, if any, with respect to, all Securities to be redeemed on that date.

     Section 3.7    Securities Redeemed in Part.

     Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

     Section  3.8     Optional  Redemption  Upon  Public   Equity Offering.

     The Securities may be redeemed in part by the Company at its sole option if, on or before March 1, 2001, the Company receives Net Cash Proceeds of one
or more Public Equity Offerings.   The Company may use all or a portion of any
such Net Cash Proceeds to redeem up to $52,500,000 aggregate principal amount of the Securities, within 90 days of such Public Equity Offering, at a redemption price (expressed as a percentage of the aggregate principal amount of Securities Outstanding) of 111.375% plus accrued and unpaid interest and Special Interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest and Special Interest, if any, due on the relevant Interest Payment Date); provided, however, that at least $97,500,000 aggregate principal amount of the
Securities  shall  remain  Outstanding  after   each   such redemption.   Any
such  redemption  shall  be  subject  to   the provisions of Sections 3.2
through 3.7, inclusive.


                                   ARTICLE 4.

                   COVENANTS, REPRESENTATIONS AND WARRANTIES

     Section 4.1    Payment of Securities.

     The Company shall pay the principal of, interest on and Special Interest, if any, with respect to, the Securities on the dates and in the manner provided in this Indenture and in the Securities.

     The  Company shall pay interest semi-annually in arrears  on each
Interest Payment Date, commencing September 1, 1998. Interest shall be paid on each Interest Payment Date in an amount equal to the interest accrued for the period beginning from the Issue Date, or from the most recent date to
which interest  and Special  Interest,  if  any, have been paid.   All  interest
and Special Interest, if any, due and payable on the Securities shall be paid in cash, except that the Company may at its option, make such Payments by check mailed to the address of the Person entitled thereto as it appears in the Register.

     An installment of principal, interest or Special Interest, if any, shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or any Affiliate thereof) holds on that date Payments designated for and sufficient to pay such installment and the Trustee or Paying Agent has not received instructions from the Company not to make such payment or is not prohibited from Paying such Payments to the Holders of the Securities pursuant to this Indenture.

     The Company shall pay interest at the rate set forth in the Securities and the Company shall pay interest on unpaid interest or Special Interest, if any, at the same rate to the extent legally permitted.

     Section 4.2    Maintenance of Office or Agency.

     The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. At the request of the Company, said office or agency may be the office of an agent appointed by the Trustee for such purpose. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the
Borough of  Manhattan,  The  City of New York, for  such  purposes.   The
Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 4.3    Limitation on Restricted Payments.

     (a)   The  Company  shall  not, and  shall  not  permit  any Restricted
Subsidiary,  directly  or  indirectly,  to   make   a Restricted  Payment if at
the time the Company or such Restricted Subsidiary  makes such Restricted
Payment: (1) a Default shall have occurred and be continuing (or would result therefrom); (2) the Company is not able to Incur an additional $1.00 of Indebtedness pursuant to paragraph (a) of Section 4.16; or (3) the aggregate amount of such Restricted Payment and all other Restricted Payments since the Issue Date (the amount of any such Restricted Payment, if other than cash, as determined in good faith by the Company, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors or a certificate of the chief financial or accounting officer of the Company delivered to the Trustee prior to the making of such Restricted Payment) would exceed the sum of:

          (A) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Securities are originally issued to the end of the most recent fiscal quarter for which financial statements are publicly available prior to the date of such Restricted Payment (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit);

          (B)   the aggregate net proceeds (including 50% of  the fair  market
value of property other than cash (as determined  in good   faith  by  the
Company,  whose  determination  shall   be conclusive  and  evidenced  by  a
resolution of the Board of Directors or a certificate of the chief financial or accounting officer of the Company delivered to the Trustee prior to the making of such Restricted Payment)) received by the Company or any Restricted Subsidiary from the issuance or sale, subsequent to the Issue
Date, of its Capital Stock (other than Disqualified Stock)   and  Indebtedness
of the Company or any Restricted Subsidiary that has been converted into or exchanged for its Capital Stock (other than Disqualified Stock) subsequent to the Issue Date (other than an issuance or sale to a Restricted Subsidiary and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees); and

          (C)   an  amount  equal  to the  sum  of  (i)  the  net reduction  in
Investments in Unrestricted Subsidiaries  resulting from   dividends,
repayments of loans or advances or other transfers of assets, in each case to the Company or any Restricted Subsidiary from Unrestricted Subsidiaries, and (ii) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated
a Restricted Subsidiary; provided, however,  that the   foregoing  sum  shall
not exceed, in the case of any Unrestricted Subsidiary, the amount of Investments previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary.

     (b)  The provisions of the foregoing paragraph (a) shall not prohibit:

          (i) any Restricted Payment made by exchange for, or out of the net proceeds (including 50% of the fair market value of property other
     than cash (as determined  in  good faith   by   the  Company,  whose
     determination  shall   be conclusive  and evidenced by a resolution of  the
     Board of Directors or a certificate of the chief financial or accounting officer of the Company delivered to the Trustee prior to the making of such Restricted Payment)) of the substantially concurrent sale of,  Capital  Stock  of  the Company  (other  than  Disqualified
     Stock  and  other  than Capital  Stock issued or sold to a Subsidiary of
     the Company or   an   employee  stock  ownership  plan  or  to  a  trust
     established by the Company or any of its Subsidiaries for the benefit of their employees); provided, however, that (A) such Restricted Payment shall be excluded in the calculation of the amount of Restricted Payments and
     (B) to the extent used to make such Restricted Payment, the net proceeds from such sale shall be excluded from the calculation of amounts under clause (3)(B) of paragraph (a) above;

          (ii) any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of the Company which is permitted to be Incurred
     pursuant  to Section   4.16;  provided,  however,  that  such   purchase,
     repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments;

          (iii)     dividends paid within 60 days after the  date of
     declaration thereof if at such date of declaration  such dividend   would
     have  complied  with  this  Section   4.3; provided,  however, that such
     dividend shall be included in the calculation of the amount of Restricted Payments;

          (iv) the declaration or payment of dividends on or payment of liquidated damages with respect to (A) any Preferred Stock outstanding on the Issue Date or (B) any Preferred Stock (other than Disqualified Stock) issued after the Issue Date that ranks on parity with or junior to Preferred Stock outstanding on the Issue Date; provided, however, that any dividend referred to in the foregoing clause (A) or, subject to the following proviso, clause (B), shall be included in the calculation of the amount of Restricted Payments and provided further, that the Company may elect to exclude from the calculation of amounts under clause 3(B) of paragraph (a) above any Net Cash Proceeds received by the Company from the issue or sale of Preferred Stock pursuant to the foregoing clause (B) (which election must be made by written notice to the Trustee within ten (10) Business Days of the receipt of such Net Cash Proceeds) and, if such election is made, any dividend, distribution, purchase, redemption, acquisition or retirement on or of the Preferred Stock for which such election is made shall not be a Restricted Payment;

          (v) (A) the payment of cash in lieu of issuing fractional shares of Capital Stock of the Company in connection with the exercise of options or warrants, the conversion of convertible securities or the redemption of interests in employee stock ownership or benefits plans, (B) the purchase or redemption of its Capital Stock by the Company from employee stock ownership or benefit plans subject to ERISA to the extent required by ERISA, (C) repurchases of its Capital Stock which occur upon the exercise of stock options if such Capital Stock represents a portion of the exercise price of such options, (D) the purchase, redemption, acquisition, cancellation or other retirement for value of shares of Capital Stock of the Company or any Restricted Subsidiary, options on any such shares or related stock appreciation rights or similar securities held by officers or employees or former officers or employees (or their estates or
     beneficiaries under their estates),   upon   their   death,  disability,
     retirement, termination of employment or pursuant to any agreement under which such shares of stock or related rights were issued; provided that
     the aggregate cash consideration paid pursuant to   this   clause   (D)
     for  such  purchase,   redemption, acquisition, cancellation or other
     retirement of such shares of Capital Stock or related rights after the Issue Date does not exceed an aggregate amount of $10,000,000;
     provided further   that   the   amount  of  any  payment,   purchase,
     redemption, repurchase, acquisition, cancellation or other retirement paid pursuant to this clause (D) shall be included in the amount of Restricted Payments;

          (vi) any purchase or redemption of Capital Stock of the Company resulting from the consolidation or merger with or into any Person or conveyance, transfer or lease of all or substantially all of the
     Company's  or  any   Restricted Subsidiary's  property to one or more
     Persons substantially as an entirety not prohibited by Section 5.1 (other than any consolidation, merger or other transactions involving only the Company and a Restricted Subsidiary of the Company or involving only Restricted Subsidiaries of the Company); provided that the amount of such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments; or

          (vii) the exchange of Preferred Stock (other than Disqualified Capital Stock) for Indebtedness of the Company permitted to be incurred under Section 4.16; provided that the liquidation value of the Preferred Stock exchanged shall be included in the calculation of the amount of Restricted Payments but only to the extent of the Net Cash Proceeds of such Preferred Stock received after the Issue Date.

     Section 4.4    Corporate Existence.

     (a) Except as otherwise provided in Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each
Restricted  Subsidiary  and   the corporate  existence  of  each other
Subsidiary of the Company engaged in substantial business activity each in accordance with the respective organizational documents of the Company and each such Subsidiary and the rights (charter and statutory), licenses, permits, approvals and governmental franchises of the Company and each such Subsidiary necessary to the conduct of its respective business; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or (other than with respect to the Restricted Subsidiaries) to preserve the corporate existence of any such Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer in the interest of the Company and that termination of the corporate existence is not disadvantageous to the Holders in any material respect.

     (b) The Company shall continue to be an air carrier certificated under Section 604(b) of the Federal Aviation Act.

     (c)   The  Company is and, to the extent required to operate its   business
as  presently  conducted  and  to   perform   its obligations under this
Indenture, shall remain a "citizen of  the United  States"  as  defined in
Section 101(16)  of  the  Federal Aviation Act.

     Section 4.5    Payment of Taxes and Other Claims.

     The Company shall, and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company and each Subsidiary or upon the income, profits or Property of the Company and each Subsidiary and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Property of the Company or a Subsidiary; provided, however, that the Company or a Subsidiary, as the case may be, shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) the amount, applicability or validity of which is being contested in good faith by appropriate proceedings as permitted by and in accordance with the provisions of this Indenture, to the extent applicable, and for which adequate reserves have been established in accordance with GAAP, as in effect from time to time, or (ii) if the Company delivers to the Trustee a Certificate of an Officer stating that such non-payment and non-discharge is in the interest of the Company and not prejudicial in any material respect to the Holders.

     Nothing contained herein or in the Securities shall be deemed to impose on the Trustee or on the Company any obligation to pay on behalf of the Holder of any Securities any tax, assessment or governmental charge required by any present or future law of the U.S. or of any state, county, municipality or other taxing authority thereof to be paid on behalf of,
or withheld  from  the  amount  payable  to,  the  Holder   of   any Securities;
rather any tax, assessment or governmental charge shall, to the extent required by law, be withheld from the amounts provided for herein.

     Section 4.6    Notices.

     The  Company shall notify the Trustee in writing of  any  of the following
promptly (and in any event within five (5) Business Days   after  an  Officer
learns  of  the  occurrence   thereof) describing the same and, if applicable,
the steps being taken  by the Person(s) affected with respect thereto:

     (a) In the event that any Indebtedness of the Company or any Significant Subsidiary of the Company in a principal amount in excess of $15,000,000 (i) is declared due and payable before its stated maturity because of the occurrence of any default (or any event which, with notice or the lapse of time, or both, shall constitute such default) under such Indebtedness or (ii) is not paid at its stated maturity; or

     (b) Any litigation, arbitration proceeding or governmental proceeding involving damages or potential liability in excess of $15,000,000 is instituted against the Company or any of its Subsidiaries which, if
adversely  determined,  would  have   a material  adverse effect on the
business, operations or financial condition of the Company and its Subsidiaries taken as a whole.

     Section 4.7    Maintenance of Properties and Insurance.

     Except as otherwise provided in this Indenture, the Company shall, and shall cause each of its Subsidiaries to, cause all Properties owned by or leased to it and used or useful in the conduct of the business of the Company or any such Subsidiary, as the case may be, to be maintained and kept in good repair, working order and condition, except for reasonable wear and use, and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except, in every case, as and to the extent that the Company or any such Subsidiary may be prevented by fire, strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion or unavoidable casualty or similar causes beyond the control of the Company or such Subsidiary; provided, however, that nothing in this Section 4.7 shall prevent the Company or any such Subsidiary from discontinuing the use, operation or maintenance of any such Properties, or disposing of any of them, if such Property or
Properties are, in the good faith judgment of an Officer  of  the Company   (or
other  agent  employed  by  the  Company)   having managerial responsibility for
any such Property (or, in the case of any materially important item, with respect to operations or value, in the good faith judgment of the Company as expressed in a resolution of the Board of Directors), no longer necessary or useful in the conduct of the Company's business or that of its Subsidiaries.

     For so long as any Property is deemed to be useful to the conduct of the business of the Company or its Subsidiaries, the Company shall, or shall cause such Subsidiaries to, maintain appropriate insurance, in accordance with industry practice, on such Properties.

     Section 4.8    Default Notices and Compliance Certificates.

     Contemporaneously  with furnishing reports  to  the  Trustee pursuant to
Section 4.9, the Company shall furnish to the Trustee a Certifying Officer's Certificate to the effect that such officer has conducted or supervised a review of the activities of the Company and of performance under this Indenture and that, to the knowledge of such officer, based on such review, the Company has fulfilled all of its obligations under this Indenture or, if there has been a Default, specifying each Default known to him, its nature and status.

     The Company shall deliver to the Trustee within one hundred twenty (120) days after the end of each fiscal year in which any of the Securities remain Outstanding a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company (which need not comply with the provisions of Section 10.5) stating whether or not,
to the knowledge of the signer, the Company is in compliance with   all
conditions  and  covenants  under   this   Indenture (determined  without regard
to any period of grace or requirement of notice), and if the Company is not in compliance with all such conditions and covenants, describing each Default or Event of Default and its status. The first certificate to be delivered by the Company pursuant to this Section 4.8 shall be for the fiscal year ending December 31, 1998.

     Section 4.9    SEC Reports.

     (a) The Company shall file with the Trustee and provide, or cause the Trustee to provide, Holders of Securities, within 30 days after it files with, or furnishes to, the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act or is required to furnish to the SEC pursuant to Section 4.9(b). The Company shall also comply with the other provisions of TIA Section 314(a).

     (b) Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or l5(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the SEC, the Company shall continue to file with, or furnish to, the SEC (i) within 90 days after the end of each fiscal year (or such shorter period as the SEC may in the future prescribe), annual reports on Form 10-K (or any successor form) containing the information required to be contained therein (or required in such successor form), including annual financial statements audited by an internationally recognized independent public accountant with respect to such year and prepared in accordance with GAAP and all applicable exhibits, (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year (or such shorter period as the SEC may in the future prescribe), reports on Form 10-Q (or any successor form) containing substantially the same information required to be contained therein prepared in accordance with GAAP and (iii) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 8-K (or any successor form) containing substantially the same information required to be contained therein.

     Section 4.10   Waiver of Stay, Extension or Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, interest on, or Special Interest, if any, with respect to, the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee herein, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 4.11   Amendment to Indenture.

     The   Company  shall  not  enter  into  or  consent  to  any amendment, supplement or other modification  of  this  Indenture except as permitted under
Article 9 hereof.

     Section 4.12   Limitation on Liens.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur or suffer to exist any Lien of any nature whatsoever upon or with respect to any of its Properties (including Capital Stock of a Restricted Subsidiary), whether owned at the
Issue  Date  or thereafter   acquired,  other  than  Permitted   Liens,
without effectively providing that the Securities shall be secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured.

     Section 4.13   Books, Records, Access; Confidentiality.

     (a) The Company shall, and shall cause each of its Subsidiaries to, (i) maintain complete and accurate books and records in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its respective business and activities and (ii)
permit  authorized representatives  of  the  Trustee  to  visit  and   inspect
the Properties of the Company or its Subsidiaries, and any or all such books and records in the possession of the Company, and to make copies and take extracts therefrom all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested.

     (b)  The Trustee and its authorized representatives referred to  in clause
(a) above agree not to use any information obtained pursuant  to  this  Section
4.13 for any purpose other than as required in order to discharge their respective duties hereunder and except as otherwise required for such purpose to keep confidential and not to disclose any such information to any person except that (i) the recipient of the information may disclose any information which becomes publicly available other than as a result of disclosure by such recipient, (ii) the recipient of the information may disclose any information which its counsel reasonably concludes is necessary to be disclosed by law, pursuant to any court or administrative order or ruling
or in   any   pending   legal   or  administrative   proceeding   or
investigation after notice to the Company adequate, subject to applicable laws, to allow the Company to obtain a protective order or other appropriate remedy, provided that the recipient of the information will (if not otherwise required in order to discharge its duties as aforesaid) cooperate with the Company's efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded any such information required to be so disclosed, and (iii) the  recipient  of  the information  may  disclose  any
information  necessary   to   be disclosed pursuant to any provision of the TIA.

     Section  4.14   Repurchase of Securities Upon  a  Change  in Control.

     (a) In the event that there shall occur a Change in Control, the Company shall make an Offer to Purchase all of the Outstanding Securities, at a purchase price equal to 101% of the aggregate principal amount of the Securities Outstanding, plus accrued and unpaid interest and Special Interest,
if any, to  and including  the  repurchase  date.   The  right  to  require
such repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with
Article 8.

     (b)   The  Company  shall commence such  Offer  to  Purchase within  thirty
(30) days after the occurrence  of  a  Change  in Control.

     Section   4.15    Restrictions  on  Becoming  an  Investment Company.

     The Company shall not become an investment company within the meaning of the Investment Company Act of 1940 as such statute and the regulations thereunder and any successor statute or regulations thereto may from time to time be in effect.

     Section 4.16   Limitation on Indebtedness.

     (a) Neither the Company nor the Restricted Subsidiaries shall Incur, directly or indirectly, any Indebtedness; provided, however, that the Company may Incur Indebtedness so long as, on the date of such Incurrence and after
giving effect thereto, the Consolidated   Coverage  Ratio  exceeds  (i)  2.00
to   1   for Indebtedness Incurred on or prior to December 31, 1999, (ii) 2.25 to 1 for Indebtedness Incurred after December 31, 1999 and on or prior to December 31, 2001 and (iii) 2.50 to 1 for Indebtedness Incurred after December 31, 2001.

     (b) Notwithstanding the foregoing paragraph (a), the Company and the Restricted Subsidiaries may Incur any or all of the following
Indebtedness:

          (1) Indebtedness of the Company Incurred subsequent to the Issue Date; provided, however, that (A) after giving effect to any such Incurrence, the aggregate principal amount of such Indebtedness then
     outstanding does not exceed $400,000,000,   (B)  the  Stated  Maturity   of
     any   such Indebtedness is at least one year after the Stated  Maturity of the Securities, (C) the Average Life of any such Indebtedness at the time that it is Incurred is not less than the Average Life of the Securities at such time and (D) except for Liens permitted by clause (p) of the definition of Permitted Liens, such Indebtedness is not secured by
     a Lien   on  any  asset  of  the  Company  or  its  Restricted
     Subsidiaries;

          (2)  Aircraft Acquisition Debt;

          (3) Indebtedness of the Company owed to and held by a Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Company or a Restricted Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or another Restricted Subsidiary) shall be deemed in each case, to constitute the Incurrence of such Indebtedness by the Company;

          (4)  the Securities and the Exchange Securities;

          (5)    Indebtedness  Incurred  to  finance   the   cost (including
     the cost of design, development, acquisition, construction, installation, improvement, transportation or integration) of plant, property and equipment used or to be used in the airline business or any other business that is substantially related, ancillary or complementary thereto (including any Capital Lease Obligation and the cost of the
     Capital   Stock  of  a  Person  that  becomes  a  Restricted Subsidiary  to the extent of the fair market value of the plant, property and equipment of such Person at the time it becomes a Restricted Subsidiary) to be acquired by the Company or a Restricted Subsidiary after the Issue Date; provided that such Indebtedness is incurred within 270 days after such plant, property and equipment has been placed into service; and provided further that (A) the principal amount of such Indebtedness does not exceed 80% of the cost of such plant, property or equipment financed thereby and (B) the aggregate principal amount of all Indebtedness Incurred pursuant to the provisions described under this clause (5)
     shall  not  exceed  $70,000,000  at  any   time outstanding;  and  provided
     further  that  the  limitations described   in  clauses  (A)  and  (B)  of
     the immediately preceding proviso shall not apply to Indebtedness Incurred to finance the cost of (i) airport facilities, reservations
     centers   or  maintenance  facilities  or  (ii)  information technology systems,  including  all  related  hardware  and software;

          (6) Indebtedness outstanding on the Issue Date (other than Indebtedness described in clause (1), (2), (3), (4) or (5) of this Section 4.16);

          (7) Indebtedness of the Company not to exceed, at any time outstanding, 2.0 times the Net Cash Proceeds received by the Company after the Issue Date from the issuance and sale of its Capital Stock (other than Disqualified Stock) to a Person that is not a Subsidiary of the Company, to the extent such Net Cash Proceeds are not included in the calculation of amounts under clause (3)(B) of Section 4.3(a) or used to make a Restricted Payment pursuant to clause (i) of Section 4.3(b); provided that such Indebtedness (A) is Incurred within 180 days following receipt of such Net Cash Proceeds and (B) does not have a Stated Maturity that is prior to the first anniversary of the Stated
     Maturity of the Securities  and  has  an  Average  Life  longer   than
     the Securities at the time of Incurrence of such Indebtedness;

          (8) Acquired Indebtedness; provided that prior to the Incurrence thereof the Company shall have (i) made an Offer to Purchase all of the Outstanding Securities at a purchase price equal to 100% of the principal amount thereof, plus the Applicable Premium as of, and accrued and unpaid interest and Special Interest, if any, to, the Payment Date, and
     (ii) such Payment Date shall have occurred and money sufficient to pay the purchase price of all Securities or portions thereof tendered for purchase pursuant to such Offer to Purchase shall have been
     deposited  with  the Trustee.    Any   such  Offer  to  Purchase  shall
     contain information concerning the business of the Company which the Company in good faith believes will enable the Holders of the Securities to make an informed decision with respect to such Offer to Purchase and will include (A) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to Section 4.9 (which requirements may be satisfied by delivery of such documents together with the Offer to Purchase), (B) a description of material developments, if any, in the Company's business subsequent to the date of the latest of such
     financial statements   referred  to  in  clause   (A)   (including   a
     description of the events requiring the Company to make such Offer to Purchase), (C) if applicable, appropriate pro forma financial information concerning such Offer to Purchase and the events requiring the Company
     to  make  the  Offer  to Purchase   and  (D)  any  other  information
     required   by applicable law to be included therein.

          (9)     Refinancing   Indebtedness   in   respect    of Indebtedness
     Incurred pursuant to paragraph (a) or  pursuant to  clause (1), (2), (3),
     (4), (5), (6), (7), (8)  above  or this clause (9);

          (10)   Indebtedness  (A)  in  respect  of  performance, surety,
     appeal  or similar bonds provided in  the  ordinary course   of   business,
     and (B) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing
     any obligations  of  the  Company  or  any  of  the   Restricted
     Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets of the Company or any of the Restricted Subsidiaries, including all or any interest in any Restricted Subsidiary, and not exceeding the gross proceeds therefrom, other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary or any of the Restricted Subsidiaries for the purpose of financing such acquisition;

          (11)  Hedging  Obligations consisting of Interest  Rate Agreements,
     Fuel   Protection   Agreements   or   Currency Agreements;

          (12) Indebtedness Incurred in satisfaction of payment obligations arising out of collective bargaining agreements with labor unions representing employees of the Company or its Restricted Subsidiaries;

          (13)   Indebtedness   arising  from   aircraft   lessor financing  of
     improvements to or maintenance of aircraft, engines or related parts and equipment leased by the Company or its Restricted Subsidiaries;

          (14) Indebtedness Incurred in satisfaction of "return condition" obligations of the Company or its Restricted Subsidiaries under aircraft leases in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;

          (15)   Indebtedness   under  working   capital   and/or Receivables
     financing facilities in an aggregate  principal amount  not  to exceed
     $150,000,000 at any time  outstanding and   Guarantees  thereof  by
     Restricted  Subsidiaries  not prohibited   under   Section  4.21;
     provided   that   such Indebtedness is not secured by a Lien on any assets
     of  the Company   or   its   Restricted  Subsidiaries   other   than
     Receivables   and   Capital   Stock   of   special   purpose Subsidiaries
     of the Company formed to effect a Receivables- based financing;

          (16) Indebtedness issued in satisfaction of trade payables arising in the ordinary course of business; provided that (A) the principal amount of such Indebtedness does not exceed the amount of such trade payables (including accrued interest or finance charges), (B)
     the   Stated Maturity of such Indebtedness is no more than 180 days after the date of Incurrence thereof and (C) the aggregate principal amount of such Indebtedness does not exceed $50,000,000 at any time outstanding; and

          (17)  Indebtedness  of the Company  or  any  Restricted Subsidiary in
     an aggregate principal amount which,  together with   all  other
     Indebtedness  of  the  Company  and   the Restricted  Subsidiaries
     outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses (1) through (16) above or paragraph (a) of this
     Section  4.16) does not exceed $100,000,000.

     (c) Notwithstanding the foregoing, neither the Company nor any Restricted Subsidiary shall Incur any Indebtedness pursuant to the foregoing paragraph (b) if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations unless such Indebtedness shall be subordinated to the Securities, to at least the same extent as such Subordinated Obligations.

     (d)   For  purposes  of  determining  compliance  with  this Section 4.16,
(i) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, will classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses and (ii) an item of Indebtedness may be divided and classified in more than one of the types of Indebtedness described above.

     Section 4.17 Limitation on Restrictions on Distributions from Restricted Subsidiaries.

     The Company shall not, and shall not permit any Restricted Subsidiary to create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock to the Company or a Restricted Subsidiary or pay any Indebtedness owed to the Company, (b) make any loans or advances to the Company or (c) transfer any of its property or assets to the Company except:

          (i) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date;

          (ii) any encumbrance or restriction with respect to a Restricted Subsidiary or its property or assets pursuant to an agreement relating to any Indebtedness or Preferred Stock Incurred by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company (other than Indebtedness or Preferred Stock Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company) and outstanding on such date;

          (iii)     any encumbrance or restriction pursuant to an agreement
     effecting  a  Refinancing  of  Indebtedness   or Preferred  Stock Incurred
     pursuant to an agreement  referred to in clause (i) or (ii) of this Section
     4.17 or this clause (iii) or contained in any amendment to an agreement referred to in clause (i) or (ii) of this Section 4.17 or this clause
     (iii);   provided,   however,  that  the  encumbrances   and restrictions
     with respect to such Restricted Subsidiary contained in any such refinancing agreement or amendment are in the aggregate no less favorable to the Securityholders than encumbrances and restrictions with respect
     to  such Restricted   Subsidiary  contained   in   such   predecessor
     agreements;

          (iv) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition;

          (v) any encumbrances and restrictions existing under or by reason of applicable law or regulation;

          (vi)   any  encumbrances  and  restrictions  (A)   that restrict in a
     customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract or similar property or asset, (B) existing by virtue of any transfer of,
     agreement   to transfer, option or right with respect to, or Lien  on,  any
     property   or  assets  of  the  Company  or  any  Restricted Subsidiary not otherwise prohibited by this Indenture or (C) arising or agreed to in the ordinary course of business not relating to any Indebtedness, and that do not (as determined by the Company and certified in a resolution of the Board of Directors or a certificate of the chief financial or chief
     accounting  officer of the Company delivered to the  Trustee prior   to
     or  promptly  following  such  encumbrance   or restriction  becoming
     effective), individually or in the aggregate, (1) detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary or (2) materially adversely affect the Company's ability to make principal or interest (including Special Interest, if any) payments on the Securities;

          (vii) any encumbrance or restriction contained in the terms of any Indebtedness or any agreement pursuant to which such Indebtedness was issued if (A) the encumbrance or restriction applies only in the event of a payment default or default with respect to a financial covenant contained in such Indebtedness or agreement, (B) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Securities than is customary in comparable financings (as determined by the Company and certified in a resolution of the Board of Directors or a certificate of the chief financial or chief accounting officer of the Company delivered to the Trustee prior to or promptly following such encumbrance or restriction becoming effective), and (C) such encumbrance or restriction will not materially adversely affect the Company's ability to make principal or interest (including Special Interest, if
     any)  payments  on   the Securities (as determined by the Company and
     certified in a resolution of the Board of Directors or a certificate of the chief financial or chief accounting officer of the Company delivered to the Trustee prior to or promptly following such encumbrance or restriction becoming effective); and

          (viii)    any encumbrance or restriction resulting from any  financing
     transaction involving the sale of Receivables or   aircraft  and/or
     related  engines,  spare  parts   and equipment  to  a special purpose
     Subsidiary of the Company formed to effect such financing and which applies only to such special purpose Subsidiary and its assets.

     Nothing  contained  in this Section 4.17 shall  prevent  the Company   or
any  Restricted  Subsidiary  from  (1)   creating, incurring,  assuming  or
suffering to exist any Liens otherwise permitted in Section 4.12 or (2) restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries.

     Section  4.18   Limitation on Sales of Assets and Subsidiary Stock.

     (a)   The  Company  shall  not, and  shall  not  permit  any Restricted
Subsidiary to, directly or indirectly, consummate  any Asset   Disposition
unless  the  Company  or   such   Restricted Subsidiary  receives  consideration
at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors or by the chief financial or accounting officer of the Company, of the shares and assets subject to such Asset Disposition and at least 80% of the consideration thereof received by the Company or such Restricted Subsidiary is in the form of cash or cash equivalents. If the Company or any Restricted Subsidiary engages
in  an   Asset Disposition, the Company may use the Net Available Cash from such
Asset Disposition, within one year after the later of such Asset Disposition and the receipt of such Net Available Cash (such later date, the "Trigger Date"), to (i) permanently repay or prepay any then outstanding Senior Indebtedness of the Company or any Restricted Subsidiary or (ii) invest in or acquire (or enter into a legally binding commitment to invest in or acquire) Additional Assets; provided that the transaction subject to any such commitment be consummated within 180 days after the date of such commitment. If any such legally binding commitment to invest in or acquire such Additional Assets is terminated, then the Company may, within 90 days of such termination or the Trigger Date, whichever is later, use such Net Available Cash as provided in clause (i) or (ii) (without giving effect to the parenthetical contained in such clause (ii)) above. The amount of such Net Cash Proceeds not so used as set forth above in this paragraph constitutes "Excess Proceeds."

     (b) When the aggregate amount of Excess Proceeds exceeds $10,000,000, the Company shall, within 30 days thereof, apply such aggregate Excess Proceeds (1) first, to make an Offer to Purchase Outstanding Securities at 100% of their principal amount plus accrued and unpaid interest and Special Interest, if any, to the Purchase Date and, to the extent required by the terms thereof, any other Indebtedness of the Company that is pari passu with the Securities at a price no greater than 100% of the principal amount thereof plus accrued interest to the date of purchase and (2) second, to the extent of any remaining Excess Proceeds following the completion of the Offer to Purchase, to any other use as determined by the Company which is not otherwise prohibited by this Indenture. Upon the completion of an Offer to Purchase pursuant to this paragraph (b), the amount of Excess Proceeds shall be reset to zero.

     (c) For purposes of this Section 4.18, the following are deemed to be cash or cash equivalents: (x) the assumption of Indebtedness of the Company or any Restricted Subsidiary and the release of the Company or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition and (y) securities received by the Company or any Restricted Subsidiary from the transferee that are promptly converted by the Company or such Restricted Subsidiary into cash.

     Section 4.19   Limitation on Affiliate Transactions.

     (a) The Company shall not, and shall not permit any Restricted Subsidiary to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or employee compensation arrangements) with any Affiliate of the Company (an "Affiliate Transaction") unless the terms thereof (1) are no less favorable to the Company or such Restricted Subsidiary than those that could be obtained at
the time  of such transaction in arm's-length dealings with a  Person who   is
not such an Affiliate and (2) if such Affiliate Transaction involves an amount in excess of $2,000,000 (i) are set forth in writing and (ii) have been approved by a majority of the members of the Board of Directors having no
personal stake in such   Affiliate  Transaction.  If  such  Affiliate
Transaction involves an amount in excess of $10,000,000, a fairness opinion must be obtained from an internationally recognized investment banking firm, appraisal firm or auditing firm with respect to the financial terms of such Affiliate Transaction.

     (b) The provisions of the foregoing paragraph (a) shall not prohibit or apply to (i) any Restricted Payment permitted to be paid pursuant to Section 4.3, (ii) loans or advances to employees in the ordinary course of business and in an amount that does not exceed $1,000,000 in the aggregate outstanding at any one time, (iii) the payment of reasonable fees to directors of the Company and its Restricted Subsidiaries who are not employees of the Company or its Restricted Subsidiaries, (iv) any Affiliate Transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries, (v) any issuance of securities, or other payments, awards or grants in cash,
securities  or otherwise   pursuant   to,   or  the   funding   of,   employment
arrangements, stock options and stock ownership plans approved by the Board of Directors, (vi) the grant of stock options or similar rights to employees and directors of the Company pursuant to plans approved by the Board of Directors and (vii) any Affiliate Transaction entered into pursuant to agreements with labor unions.

     Section 4.20 Limitation on the Sale or Issuance of Capital Stock of Restricted Subsidiaries.

     The Company shall not sell or otherwise dispose of any Capital Stock of a Restricted Subsidiary, and shall not permit any such Restricted Subsidiary, direct or indirectly, to issue or sell or otherwise dispose of any of its Capital Stock except (i) to the Company or a Wholly Owned Subsidiary,
(ii) the  issuance and  sale  of directors' qualifying shares, (iii) if,
immediately after   giving  effect  to  any  such  issuance,  sale  or  other
disposition,   such  Restricted  Subsidiary   would   no   longer constitute  a
Restricted Subsidiary and any Investment in such Person remaining after giving effect thereto would have been permitted to be made under Section 4.3 if made on the date of such issuance, sale or other disposition, (iv) if such sale or other disposition is of all or any portion of the Capital Stock of a Restricted Subsidiary and the Net Available Cash received from such sale or other disposition are applied in accordance with Section 4.18, or (v) to the extent the ownership by a Person other than the Company or a Wholly Owned Subsidiary is required by applicable law and except that any Restricted Subsidiary may issue or permit to exist (x) Preferred Stock issued to and held by  the  Company or a Wholly Owned Subsidiary; provided, however, that upon either (A) the transfer or other disposition by the Company or such Wholly Owned Subsidiary of any Preferred Stock so permitted to a Person other than the Company or another Wholly Owned Subsidiary or (B) such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary, the provisions of this clause (x) will no longer be applicable to such Preferred Stock and such Preferred Stock will be deemed to have been issued at the time of such transfer or other disposition or such cessation; and (y) Preferred Stock issued by a Person prior to the time such Person becomes a Restricted Subsidiary (including
by way of a merger  or consolidation   with   another  Restricted   Subsidiary),
which Preferred Stock was not issued in anticipation of and was outstanding prior to such transaction; provided, however, that on the date of such acquisition and after giving effect thereto, the Company would have been able to Incur at least $1.00 of additional Indebtedness pursuant to
Section 4.16(a).

     Section   4.21    Limitation  on  Guarantees  by  Restricted Subsidiaries.

     The Company shall not permit any Restricted Subsidiary, directly or indirectly, to Guarantee any Indebtedness of the Company which is pari passu with or subordinate in right of payment to the Securities ("Guaranteed Indebtedness"), unless (i) such Restricted Subsidiary simultaneously executes
and delivers a Subsidiary  Guaranty  of  payment  of  the  Securities  by   such
Restricted Subsidiary and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Subsidiary Guaranty; provided that this paragraph shall not be applicable to (1) any Guarantee by any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not Incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or (2) Guarantees of Indebtedness under working capital facilities of the
Company in an aggregate principal amount not exceeding $50,000,000 at any time outstanding or, if less, the amount by which $150,000,000 exceeds the aggregate outstanding principal amount of Indebtedness of the Company under clause (15) of paragraph (b) of Section 4.16 which is secured by a Lien. If the Guaranteed Indebtedness is (A) pari passu with the Securities, then the Guarantee of such Guaranteed Indebtedness shall be pari passu with, or subordinated to, the Subsidiary Guaranty or (B) subordinated to the
Securities,  then   the Guarantee  of  such Guaranteed Indebtedness shall be
subordinated to the Subsidiary Guaranty at least to the extent that the Guaranteed Indebtedness is subordinated to the Securities.

     Notwithstanding the foregoing, any Subsidiary Guaranty by a Restricted Subsidiary may provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Subsidiary Guaranty, except a release or discharge by, or as a result of, payment under such Guarantee.

     Section 4.22   Limitation on Sale/Leaseback Transactions.

     The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any Property unless (i) the Company or such Restricted Subsidiary would be entitled to (A) Incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction pursuant to Section 4.16 and
(B) create a Lien on such Property securing such Attributable Debt without equally and ratably securing the Securities pursuant to Section 4.12, or (ii) the Sale/Leaseback Transaction is treated as an Asset Disposition and the Company applies the proceeds of such transaction in compliance with Section 4.18.

     Section 4.23   Application for Rating.

     The Company shall, within 180 days after the Issue Date, apply to Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, to obtain a rating for the Securities.

     Section 4.24   Listing.

     No later than the earliest to occur of (i) the effectiveness of the initial Exchange Offer Registration Statement and (ii) the effectiveness of the initial Shelf Registration Statement, in either case, filed under (and as defined in) the Registration Rights Agreement, the Company shall cause the Exchange Securities to be listed on the American Stock Exchange, or such other stock exchange or market as the Common Stock of the Company is then principally traded provided, that such Securities meet the minimum requirements for listing on any such exchange or market, and, if applicable, to maintain such listing for so long as any of the Exchange Securities is Outstanding.


                                   ARTICLE 5.

                             SUCCESSOR CORPORATION

     Section 5.1 Covenant Not to Consolidate, Merge, Convey or Transfer Except Under Certain Conditions.

     The Company shall not consolidate with, or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all of its assets to, any Person unless:

     (i) The resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of the U.S., any state thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

     (ii) Immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary of the Company as a result of such transaction as having been Incurred by such Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

     (iii)       Immediately   after  giving   effect   to   such transaction,
the Successor Company would be able to Incur an additional $1.00 of Indebtedness pursuant to paragraph (a) of Section 4.16;

     (iv) Immediately after giving effect to such transaction, the Successor Company shall have Consolidated Net Worth in an amount that is not less than the Consolidated Net Worth of the Company immediately prior to such transaction; and

     (v)   The  Company shall have delivered to  the  Trustee  an Officers'
Certificate  and an Opinion of Counsel,  each  stating that   (i)  such
consolidation, merger or transfer and such supplemental indenture (if any) comply with the terms of this Indenture, (ii) this Indenture and the Securities constitute the valid and legally binding obligations of the Successor Company, and (iii) this Indenture is enforceable against the Successor Company in accordance with its terms.

     Section 5.2    Successor Person Substituted.

     The Successor Company shall be the successor to the Company and shall succeed to, and be substituted for, and be bound by and obligated to pay the
obligations of, and may exercise every right and   power  of,  the  Company
under this Indenture, but the predecessor Company in the case of a conveyance, transfer or lease shall not be released from the obligation to pay the principal of, interest on, and Special Interest, if any, with respect to, the Securities.

     The Successor Company may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and upon the order of the Successor Company, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, transfer or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Section 5.3    Optional Right of Redemption.

     The Company shall have the right, without the consent of the Holders, to redeem the Securities in whole, but not in part, at a redemption price equal to 100% of the unpaid principal amount of the Outstanding Securities plus the Applicable Premium as of, and accrued and unpaid interest and Special Interest if any, to, the date of redemption in the event that the Company enters into a binding agreement to consummate any transaction which would be prohibited by Section 5.1. Such redemption date must occur prior to or simultaneously
with the consummation of  such  prohibited transaction.   Any  such  redemption
shall  be  subject  to  the provisions of Sections 3.2 through 3.7, inclusive.


                                   ARTICLE 6.

                              DEFAULT AND REMEDIES

     Section 6.1    Events of Default.

     An "Event of Default" occurs if:

     (a) the Company defaults in the payment of interest on, or Special Interest, if any, with respect to, any Security when the same becomes due and payable and the default continues for thirty (30) days;

     (b) the Company defaults in the payment of the principal of, or purchase price, if any, with respect to, any Security when the same becomes due and payable at maturity, upon acceleration, redemption, tender for repurchase or otherwise;

     (c)  the Company takes any action prohibited by Section 5.1;

     (d) the Company fails to comply with any of the covenants contained in Sections 4.3, 4.7, 4.9, 4.12, 4.17, 4.19 through 4.24, inclusive, or (except, in each case, for a failure to Pay the purchase price of Securities in connection with an Offer to Purchase) 4.14, 4.16 or 4.18, and in any such case such default continues for the period and after the notice specified below;

     (e) any representation or warranty of the Company in this Indenture, or in any certificate of the Company delivered hereunder or under any such document shall prove to have been untrue in any material respect when made, or the Company fails in any material respect to comply with any covenant or agreement (other than as specified in clauses (a) through (d), inclusive, above) contained in the Securities or this Indenture, and in any such case such default continues for the period and after the notice specified below;

     (f) an event of default shall have occurred and be continuing under any other evidence of Indebtedness of the Company or any Significant Subsidiary of the Company, whether such Indebtedness now exists or is created hereafter, which event of default results in the acceleration of such Indebtedness which, together with any such other Indebtedness so accelerated, aggregates more than $15,000,000;

     (g)  the Company or any Restricted Subsidiary pursuant to or within   the
meaning  of  any  Bankruptcy  Law  (as  hereinafter defined):

          (i)  commences a voluntary case or proceeding,

          (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

          (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property,

          (iv) makes a general assignment for the benefit of  its creditors, or

          (v)   generally is unable to pay its debts as the  same become due;

     (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

          (i)    is  for  relief  against  the  Company  or   any Restricted
     Subsidiary in an involuntary case or proceeding,

          (ii) appoints a Custodian of the Company or any Restricted Subsidiary for all or substantially all of its properties, or

          (iii) orders the liquidation of the Company or any Restricted Subsidiary,

          and in each case the order and decree remains unstayed and in effect for sixty (60) consecutive days; or

     (i) final, non-appealable judgments for the payment of money which judgments in the aggregate exceed $15,000,000 shall be rendered against the Company or any Restricted Subsidiary by a court of competent jurisdiction and remain undischarged, unstayed and unsatisfied for the period and after the notice specified below.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     A Default under clause (d), (e), (i) or, with respect to a Restricted Subsidiary that is not a Significant Subsidiary, (g) or (h) of this Section
6.1 is not an Event of Default until  the Trustee  notifies the Company, or the
Holders of at least twenty- five   percent  (25%)  in  aggregate  principal
amount  of   the Securities Outstanding notify the Company and the Trustee, of the Default and the Company does not cure the Default within sixty (60) days with respect to clauses (e) and (i), or within thirty (30) days with respect to clauses (d) and, with respect to a Restricted Subsidiary that is not a Significant Subsidiary, (g) and (h), after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default is cured, it ceases.

     Section 6.2    Acceleration.

     If  an  Event  of  Default (other than an Event  of  Default specified in
Section 6.1(g) or (h) with respect to the Company or a Restricted Subsidiary that is a Significant Subsidiary) occurs, and is continuing, the Trustee may, by notice to the Company, or the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Securities Outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare all unpaid principal of, premium, if any, accrued interest and Special Interest, if any, to the date of acceleration on the Securities Outstanding (if not then due and payable) to be due and payable and upon any such declaration, the same shall become and be immediately due
and payable.   If an Event of Default specified in Section 6.1(g)  or (h) occurs with respect to the Company or a Restricted Subsidiary that is a Significant Subsidiary, all unpaid principal of, premium, if any, accrued interest on and Special Interest, if any, with respect to, the Securities Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Upon payment of such principal amount, interest, and Special Interest, if any, all of the Company's obligations under the Securities and this Indenture, other than obligations under Sections 7.7, 8.5 and 8.6, shall terminate. The Holders of a majority in principal amount of the Securities then Outstanding by notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the non-payment as to the Securities of the principal, interest or Special Interest, if any, which has become due solely by such declaration of acceleration, have been cured or waived, (b) to the extent the payment of such interest is permitted by law, interest on overdue installments of interest and on overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, and (d) all payments due to the Trustee and any predecessor Trustee under
Section 7.7 have been made.

     Section 6.3    Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, interest on or Special Interest, if any, with respect to the Securities or to enforce the performance of any provision of the Securities or this Indenture including, without limitation, instituting
proceedings and   exercising  and  enforcing,  or  directing   exercise   and
enforcement of, all rights and remedies of the Trustee under this Indenture.

     The  Trustee may maintain a proceeding even if it  does  not possess any of
the Securities or does not produce any of them  in the  proceeding.   A  delay
or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No
remedy  is  exclusive  of any other  remedy.   All  available remedies are
cumulative.

     Section 6.4    Waiver of Past Defaults.

     Subject  to  Sections 6.7, 9.2 and 9.6,  the  Holders  of  a majority   in
aggregate  principal  amount  of  the   Securities Outstanding by notice to the
Trustee may authorize the Trustee to waive   an  existing  Default  or  Event
of  Default   and   its consequences,  except a Default (a) in the payment  of principal of, or interest on, or Special Interest with respect to, any Security as specified in clauses (a) and (b) of Section 6.1 or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. When a Default or Event of Default is waived, it is cured and ceases, and the Company, the Holders and the Trustee shall be restored to their former positions and rights hereunder respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 6.5    Control by Majority.

     The  Holders of a majority in aggregate principal amount  of the
Securities Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Trustee may refuse to follow any direction hereunder or authorization under Section 6.4 that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of
another Securityholder, or that  the  Trustee determines   may  subject  the
Trustee to personal liability. However, the Trustee shall have no liability for any actions or omissions to act which are in accordance with any such direction or authorization.

     Section 6.6    Limitation on Suits.

     A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

     (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

     (b) the Holders of at least twenty-five percent (25%) in principal amount of the Securities Outstanding make a written request to the Trustee to pursue the remedy;

     (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

     (d) the Trustee does not comply with the request within sixty (60) days after receipt of the request and the offer of indemnity; and

     (e) during such 60-day period the Holders of a majority in aggregate principal amount of the Securities Outstanding do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with such request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

     Section 6.7    Rights of Holders to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, interest on, and Special Interest, if any, with respect to, the Security in cash, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

     It is hereby expressly understood, intended and agreed that any and all actions which a Holder of the Securities may take to enforce the provisions of this Indenture and/or collect Payments due hereunder or under the Securities, except to the extent that such action is determined to be on behalf of all Holders of the Securities, shall be in addition to and shall not in any way change, adversely affect or impair the rights and remedies of the Trustee or any other Holder of the Securities thereunder or under this Indenture.

     Section 6.8    Collection Suit by Trustee.

     If an Event of Default in payment of interest or principal specified in clause (a) or (b) of Section 6.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal, accrued interest and Special Interest, if any, remaining unpaid, together with interest on overdue principal and on overdue installments of interest to the extent that payment of such interest is permitted by law, in each case at the rate per annum provided for by the Securities, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 6.9    Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements
and  advances   of   the Trustee, its agents and counsel) and the
Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its Property and shall be entitled and empowered to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.7, and unless prohibited by law or applicable regulations to vote on behalf of the Holders of Securities for the election of a trustee in bankruptcy or other person performing similar functions. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, for the election of a trustee in bankruptcy or person performing similar functions.

     Section 6.10   Application of Proceeds.

     Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, interest, or Special Interest, if any, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing
Securities  in reduced   principal  amounts  in  exchange  for   the   presented
Securities  if only partially paid, or upon surrender thereof  if fully paid:

          FIRST:      To  the  payment  of  costs  and  expenses, including
     reasonable compensation to the Trustee, its predecessors, if any, and their respective agents and attorneys (including amounts due and unpaid under Section 7.7), and of all costs, fees, expenses and liabilities incurred, and all advances made, by any and all of the foregoing (including amounts due and unpaid under Section 7.7), except as a result of negligence or bad faith;

          SECOND:     In  case  the  entire  principal   of   the Securities
     shall not have become and be then due and payable, as to any Securities (a) first to the payment of interest and Special Interest, if any, in default in the order of the maturity of the installments of such interest and Special Interest, if any, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest or Special Interest, if any, at the rate of interest specified in the Securities and (b) second to the payment of principal of the Securities as the same shall become due and payable, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

          THIRD:      In  case  the  entire  principal   of   the Securities
     shall have become and shall be then due and payable, as to any Securities, to the payment of the whole amount then owing and unpaid upon all the Securities for principal, interest and Special Interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest or Special Interest, if any, at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the
     Securities, then  to the   payment  of  such  principal,  interest  and
     Special Interest, if any, without preference or priority of any of principal, interest or Special Interest, if any, over the other, or any installment of interest or Special Interest, if any, over any other installment of interest or Special Interest, if any, or of any Security over any other Security, ratably to the aggregate of such principal, and accrued and unpaid interest and Special Interest; and

          FOURTH:    To  the  payment of the remainder,  if  any, after  payment in full of the entire principal balance, if any, of the Securities and all interest, Special Interest and other amounts due upon or in respect of such Securities, to the Company or any other Person lawfully entitled thereto.

     The  Trustee, upon prior written notice to the Company,  may fix   a
record  date  and  payment  date  for  any  payment   to Securityholders
pursuant to this Section 6.10.

     Section 6.11   Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court in its discretion may require in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than ten percent (10%) in principal amount of the Securities Outstanding.

     Section  6.12    Restoration  of Rights  on  Abandonment  of Proceedings.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Securityholders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     Section 6.13 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

     No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an
acquiescence  therein; and,   subject  to  the  other  applicable  provisions
of   this Indenture, every power and remedy given by this Indenture  or  by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     Any right or remedy herein conferred upon or reserved to the Trustee may be exercised by it in its capacity as Trustee, as it may deem most efficacious, if it is then acting in such capacity.


                                   ARTICLE 7.

                                    TRUSTEE

     Section 7.1    Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b)  Except during the continuance of an Event of Default:

          (i) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others.

          (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or
     opinions  furnished  to  the Trustee   and  conforming  to  the
     requirements   of   this Indenture.    However,  the  Trustee   shall
     examine   the certificates and opinions to determine whether or  not  they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) This paragraph (c) does not limit the effect of paragraph (b) of this Section 7.1 or of Section 7.2.

          (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     (d) The Trustee shall be under no obligation to exercise any of the rights, trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request, order or direction.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.1.

     (f) Funds held in trust for the benefit of the Holders of the Securities by the Trustee or any Paying Agent on deposit with itself or elsewhere, shall be held in distinct, identifiable accounts, and other funds or investments of any nature or from any source whatsoever may be held in such accounts, except, in each case, to the extent required by law. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company.

     Section 7.2    Rights of Trustee.

     (a)  The Trustee may rely on any document believed by it  to be  genuine
and to have been signed or presented by  the  proper person.   The  Trustee need
not investigate any  fact  or  matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section
10.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

     (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and the Trustee shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

     Section 7.3    Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or Affiliates of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

     Section 7.4    Trustee's Disclaimer.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities or in this Indenture other than its certificate of authentication.

     Section 7.5    Notice of Defaults.

     If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within ninety (90) days after the occurrence thereof except as otherwise permitted by the TIA. Except in the case of a Default in payment of principal of, or interest on, or Special Interest, if any, with respect to, any Security, the Trustee may withhold the notice if and so long as it, in good faith, determines that withholding the notice is in the interests of the Securityholders.

     Section 7.6    Reports by Trustee to Holders.

    If circumstances require any report to Holders under TIA Section 313(a), it shall be mailed to Securityholders within sixty (60) days after each May 15 (beginning with the May 15 following the date of this Indenture) as of which such circumstances exist. The Trustee also shall comply with the remainder of TIA Section 313.

     The Company shall notify the Trustee if the Securities become listed on or delisted from any stock exchange or other recognized trading market.

     The Trustee shall, upon the written request of any Holder of Securities but subject to applicable laws and contractual limitations, provide to such Holder copies of any reports, certificates, opinions or other materials of any kind or nature required to be delivered to the Trustee under this Indenture or otherwise delivered by or on behalf of the Company to the Trustee.

     Section 7.7    Compensation and Indemnity.

     The Company shall pay to the Trustee from time to time reasonable compensation, as agreed upon from time to time, for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in any capacity hereunder. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel and all agents and other persons not regularly in its employ.

     The Company shall indemnify the Trustee and each predecessor Trustee for, and hold each of them harmless against, any loss or liability incurred by each of them in connection with the administration of this Indenture and
its duties  hereunder.   In connection with any defense of such a claim, the
Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or any predecessor Trustee through the negligence or bad faith of such Trustee or each such predecessor Trustee.

     To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a Lien (legal and equitable) prior to the Securities on all money or Property held or collected by the Trustee, in its capacity as Trustee, or otherwise distributable to Securityholders, except money, securities or Property held in trust to pay principal of or interest on particular Securities (including, without limitation, pursuant to Section 8.1(b) hereof).

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(g) or (h) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     Section 7.8    Replacement of Trustee.

     The Trustee may resign by so notifying the Company in writing. The Holders of a majority in aggregate principal amount of the Securities
Outstanding may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent, which consent shall not be unreasonably refused or delayed. The Company may remove the Trustee if:

     (a)  the Trustee fails to comply with Section 7.10;

     (b)  the Trustee is adjudged a bankrupt or an insolvent;

     (c) a receiver or other public officer takes charge of the Trustee or its Property;

     (d)  the Trustee becomes incapable of acting; or

     (e) no Default or Event of Default has occurred and is continuing and the Company determines in good faith to remove the Trustee.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the Securities Outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all Property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

     No resignation or removal of the Trustee and no appointment of a successor Trustee, pursuant to this Article, shall become effective until the acceptance of appointment by the successor Trustee under this Section 7.8. If a successor Trustee does not take office within sixty (60) days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least ten percent (10%) in principal amount of the Securities Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Holder of Securities may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee which shall retain its claim pursuant to Section 7.7.

     Section 7.9    Successor Trustee by Merger, etc.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 7.10   Eligibility; Disqualification.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent, published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     Section  7.11    Preferential Collection of  Claims  Against Company.

     The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA 311(a) to the extent indicated.


                                   ARTICLE 8.

                       DISCHARGE OF INDENTURE; DEFEASANCE

     Section   8.1      Discharge  of  Liability  on  Securities; Defeasance.

     (a)   When  (i)  the  Company delivers to  the  Trustee  all outstanding
Securities (other than Securities replaced  pursuant to   Section  2.7)  for
cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 3 hereof and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all
outstanding  Securities,  including  interest  thereon   to maturity  or such
redemption date (other than Securities replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture by executing and delivering to the Company on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel, a written instrument to such effect prepared by the Company at its sole cost and expense.

     (b) Subject to Sections 8.1(c) and 8.2, the Company at any time may terminate (i) all its obligations under the Securities and this Indenture ("legal defeasance option") or (ii) its obligations under Article 3, Sections 4.3, 4.7, 4.9, 4.12, 4.14 and 4.16 through 4.24, inclusive, and the operation of Sections 6.1(d), 6.1(e), 6.1(f), 6.1(g), 6.1(h), 6.1(i) (but, in
the  case of  Sections  6.1(g)  and (h), with respect  only  to  Restricted
Subsidiaries) and the limitations contained in Sections  5.1(iii) and   (iv)
("covenant  defeasance  option").   The  Company  may exercise  its legal
defeasance option notwithstanding its prior exercise of its covenant defeasance option.

     If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Sections 6.1(d), 6.1(e), 6.1(f), 6.1(g), 6.1(h) and 6.1(i) (but, in the case of Sections 6.1(g) and (h), with respect only to Restricted Subsidiaries) or because of the failure of the Company to comply with
Section 5.1(iii) or (iv).

     Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in a writing prepared by the Company at its sole cost and expense the discharge of those obligations that the Company terminates.

     (c)    Notwithstanding  clauses  (a)  and  (b)  above,   the Company's
obligations in Sections 2.3 through 2.8, inclusive, 7.7 and  7.8 and in this
Article 8 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.7, 8.4 and 8.5 shall survive.

     Section 8.2 Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option only if:

     (a) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal and interest and Special Interest, if any, on the Securities to redemption or maturity, as the case may be;

     (b)   the Company delivers to the Trustee a certificate from a   nationally
recognized   firm  of  independent   accountants expressing  their  opinion
that the payments  of  principal  and interest when due and without reinvestment
on the deposited  U.S. Government   Obligations   plus  any  deposited   money
without investment will provide cash at such times and in such amounts as will be sufficient to pay when due all of the principal of, interest on and Special Interest, if any, on all the Securities to redemption or maturity, as the case may be;

     (c) 123 days pass after the deposit is made and during the 123-day period no Default specified in Sections 6.1(g) or (h) with respect to the Company or any Restricted Subsidiary that is a Significant Subsidiary occurs which is continuing at the end of the period;

     (d) the deposit does not constitute a default under any other agreement binding on the Company;

     (e) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

     (f) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue
Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

     (g) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

     (h) the Company shall have delivered an Opinion of Counsel to the effect that the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors rights generally under any United States federal or state law and that the Trustee has a perfected security interest in such trust funds for the ratable benefit of the Holders;

     (i) the Company shall have delivered an Opinion of Counsel in the Company's jurisdiction of incorporation to the effect that the Securityholders will not recognize income, gain or loss for such jurisdiction's tax purposes as a result of such defeasance and will be subject to taxes in such jurisdiction on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred; and

     (j) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this
Article 8 have been  complied with.

     Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

     Section  8.3     Application of Trust  Money.   The  Trustee shall   hold
in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, interest on, and Special Interest, if any, on the Securities.

     Section 8.4 Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Company, upon request accompanied by a certificate from a nationally recognized firm of independent accountants expressing their opinion that any money or U.S. Government Obligations are in excess of the amounts sufficient to pay when due all of the principal of, interest on, and Special Interest, if any, on the Securities to redemption or maturity, as the case may be, any such excess money or securities held by them.

     Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal, interest or Special Interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.

     Section  8.5     Indemnity for Government Obligations.   The Company  shall
pay and shall indemnify the Trustee  against  any tax, fee or other charge
imposed on or assessed against deposited U.S.   Government  Obligations  or  the
principal  and  interest received on such U.S. Government Obligations.

     Section 8.6 Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order
or judgment of any court  or governmental   authority  enjoining,  restraining
or   otherwise prohibiting  such  application, the Company's  obligations  under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that, if the Company has made any payment of principal of, premium, if any, interest or Special Interest, if any, on, any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment form the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE 9.

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

     Section 9.1    Without Consent of Holders.

     The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

     (a) to provide for uncertificated Securities in addition to or in place of certificated Securities;

     (b) to provide for the assumption of the Company's obligations to the Holders of the Securities in the case of a merger or consolidation or transfer of all or substantially all of the assets of the Company or otherwise to comply with Article 5;

     (c)   to  comply  with  any  requirements  of  the  SEC   in connection
with  the qualification of this Indenture  under  the TIA; or

     (d) to cure any ambiguity, defect or inconsistency or to make any other change, in each case, provided that such action does not materially adversely affect the interests of any Securityholder.

     Section 9.2    With Consent of Holders.

     Subject to Section 6.7, the Company (by resolution of its Board of Directors if required) and the Trustee may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written
consent  of  the  Required Holders.   Subject  to Sections 6.4, 6.5 and  6.7,
the  Required Holders may authorize the Trustee to, and the Trustee, subject to
Section  9.6, upon such authorization shall, waive compliance  by the   Company
with  any  provision  of  this  Indenture  or  the Securities.   However,  an
amendment,  supplement   or   waiver, including a waiver pursuant to any
provision of Section 6.4, may not without the consent of each Securityholder affected:

     (a) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

     (b) reduce the rate or extend the time for payment of interest on, or Special Interest, if any, with respect to, any Security;

     (c) reduce the principal of, or the amount of Special Interest, if any, with respect to (in each case, whether on redemption, repurchase or
otherwise),  or  change  the   fixed maturity of any Security;

     (d) change the place of payment where, or the coin or currency in which, any Security (or the repurchase or redemption price thereof), interest thereon, or Special Interest, if any, with respect thereto is payable;

     (e) waive a default in the payment of the principal of, or interest on, or Special Interest with respect to any Security;

     (f) make any changes in Sections 2.8, 6.4, 6.7 or 6.10 or the third sentence of this Section 9.2 or change the time at which any Security may be redeemed hereunder;

     (g) reduce any amount payable upon exercise of any repurchase rights thereof or otherwise change any repurchase right provision or impair the right of any Holder to institute suit for the enforcement of any such payment on any Security when due or adversely effect any repurchase rights hereunder; or

     (h) make any change in any Subsidiary Guaranty that would adversely affect any Holder.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a brief notice describing such amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however in any way impair or affect the validity of any such amendment, supplement or waiver.

     Section 9.3    Compliance with Trust Indenture Act.

     Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

     Section 9.4    Revocation and Effect of Consents.

     Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

     After  an amendment, supplement or waiver becomes effective, it  shall bind  every Securityholder, unless it makes  a  change described in any of
clauses (a) through (h) of Section  9.2.   In that  case  the amendment,
supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided, however,
that   no  amendment,  supplement  or  waiver  relating  to   any impairment  of
the right to receive principal, interest and Special Interest, if any, when due and payable consented to by a Holder shall be binding upon any subsequent Holder of a Security or a portion of a Security that evidences the same debt as the consenting Holder's Security unless notation with regard thereto is made upon such Security or the Security representing such portion.

     Section 9.5    Notation on or Exchange of Securities.

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed
terms and return it to the  Holder.   Alternatively, if the Company or  the
Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

     Section 9.6    Trustee to Sign Amendments, etc.

     The Trustee shall be entitled to receive and rely upon an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 9 has been duly authorized by the Company and is authorized or permitted by this
Indenture.   The Trustee  may,  but  shall not be obligated to, execute  any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 9.7    Effect of Supplement and/or Amendment.

     Upon the execution of any supplemental indenture pursuant to the provisions of this Article 9, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee,
the Company  and the   Holders  of  Securities  shall  thereafter  be
determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.


                                  ARTICLE 10.

                                 MISCELLANEOUS

     Section 10.1   Conflict with Trust Indenture Act of 1939.

     If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

     Section 10.2   Notices; Waivers.

     Any   request,  demand,  authorization,  direction,  notice, consent, waiver or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

     (a) the Company shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or
filed by personal delivery or mailed by registered   or  certified  mail  or  by
nationally   recognized overnight  courier, postage or courier charges, as the case  may be, prepaid, to or with the Company at:

               Trans World Airlines, Inc. One City Centre 515 N. 6th Street St.
               Louis, Missouri  63101 Attention:     Senior Vice President &
               General Counsel

               Telecopier No.:  (314) 589-3267

     (b) the Trustee shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or
filed by personal delivery or mailed by registered   or  certified  mail  or  by
nationally   recognized overnight  courier, postage or courier charges, as the case  may be, prepaid, to or with the Trustee at:

               First Security Bank, National Association 79 South Main Street Salt Lake City, UT 84111 Attention: Corporate Trust Services

               Telecopier No.:  (801) 246-5053

or to any of the above parties at any other address or telecopier number
subsequently furnished in writing by it to  each  of  the other   parties
listed  above.   An  affidavit  by  any   person representing or acting on
behalf of the Company or the Trustee as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or communication.

     Any notice or communication mailed to a Holder shall be mailed to such holder by first-class mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, at such holder's address as it appears on the Register and shall be sufficiently given to such holder if so mailed within the time prescribed.

     Failure to mail a notice or send a communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Notices to the Trustee or to the Company are deemed given only when received. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 10.3   Communications by Holders with Other Holders.

     Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

     Section  10.4    Certificate and Opinion  as  to  Conditions Precedent.

     Upon any Request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee: (a) an Officers' Certificate, and (b) an Opinion of Counsel, each stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, provided, that in the case of any such application or Request as to which the furnishing of an Officers' Certificate or Opinion of Counsel is specifically required by any provision of this Indenture relating
to  such  particular  application   or Request,  no additional certificate or
opinion, as the  case  may be, need be furnished.

     Section   10.5    Statements  Required  in  Certificate   or Opinion.

     Each certificate or opinion provided for and delivered to the Trustee with respect to compliance with a condition or covenant provided for in
this Indenture shall  include:   (a)  a statement that the Person signing such
certificate or opinion has read such condition or covenant and the definitions herein or therein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and
(d) a statement as to whether or not in the opinion of such Person, such condition or covenant has been complied with.

     Any certificate or opinion of an Officer or an engineer, insurance broker, accountant or other expert may be based, insofar as it relates to legal matters, upon a certificate or opinion of or upon representations by counsel, unless such officer, engineer, insurance broker, accountant or other expert knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

     Any certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous and insofar as it relates to legal matters in a jurisdiction or area of law beyond the expertise of such counsel, such counsel may rely upon the opinion of counsel qualified in such other jurisdiction or area of law.

     Wherever   in   this  Indenture  in  connection   with   any application,
certificate or report to the Trustee it is provided that the Company shall deliver any document as a condition of the granting of such application or as evidence of the Company's compliance with any term hereof, it is intended that the truth and accuracy at the time of the granting of such application or at the effective date of such certificate or report, as the case may be, of the facts and opinions stated in such document shall in each such case be a condition precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. Nevertheless, in the case of any such application, certificate or report, any document required by any provision of this Indenture to be delivered to the Trustee as a condition of the granting of such application or as evidence of such compliance may be received by the Trustee as conclusive evidence of any statement therein contained and shall be full warrant, authority and protection to the Trustee acting on the faith thereof.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Whenever any Person is required to make, give or execute two or   more
applications,   requests,   consents,   certificates, statements or opinions or
other instruments under this Indenture such Person may, but need not, consolidate such instruments into one.

     Section 10.6   Rules by Trustee, Paying Agent, Registrar.

     The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Tender Agent may make reasonable rules for their respective functions.

     Section 10.7   Holidays.

     In the event that any date for the payment of any amount due hereunder shall not be a Business Day, then (notwithstanding any other provision of this Indenture) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest or Special Interest, if any, shall accrue from such due date to and including the next succeeding Business Day.

     Section 10.8   Governing Law; Waiver of Jury Trial.

     (a) The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflict of laws.

     (b) The Company and the Trustee each waive any right to have a jury participate in resolving any dispute, whether sounding in contract,
tort,  or  otherwise  arising  out   of, connected  with,  related to or
incidental to the relationship established between them in connection with this Indenture. Instead, any disputes resolved in court will be resolved in a bench trial without a jury.

     Section   10.9     No   Adverse  Interpretation   of   Other Agreements.

     This Indenture may not be used to interpret any agreement of the Company or any of its Subsidiaries which is unrelated to this Indenture or the Securities. Any such agreement may not be used to interpret this Indenture.

     Section 10.10  No Recourse Against Others.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by
reason of such obligations or their  creation.   Each  Securityholder by
accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     Section  10.11   Benefits of Indenture  and  the  Securities Restricted.

     Subject to the provisions of Section 10.12 hereof, nothing in this Indenture or the Securities, express or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and the Holders, any legal or equitable right, remedy or claim under or in respect of this Indenture or under any covenant, condition, or provision herein contained, all such covenants, conditions and provisions, subject to
Section 10.12 hereof, being for the sole benefit of the parties hereto and of the Holders.

     Section 10.12  Successors and Assigns.

     This Indenture and all obligations of the Company hereunder shall be binding upon the successors and permitted assigns of the Company, and shall, together with the rights and remedies of the Trustee hereunder, inure to the benefit of the Trustee, the Holders, and their respective successors
and  assigns.   Any assignment in violation hereof shall be null and void ab initio.

     Section 10.13  Counterpart Originals.

     This Indenture may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     Section 10.14  Severability.

     The  provisions of this Indenture are severable, and if  any clause   or
provision  shall  be  held  invalid,   illegal   or unenforceable in whole or in
part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and
shall not  in any   manner  affect  such  clause  or  provision  in  any  other jurisdiction or any other clause or provision of this Indenture in any jurisdiction, and a Holder shall have no claim therefor against any party hereto.

     Section 10.15  Rating Agencies.

     Any   reference  in  this  Indenture  to  Moody's  Investors Service, Inc.
or Standard & Poor's Ratings Group (each a "rating agency" or an "agency") shall include its successors or successor publishers of its financial ratings, and references to the ratings of any such rating agency shall include comparable ratings in the event of one or more reclassifications of
such ratings  by  such rating agency after the date  hereof.   In  the event
that any of such rating agencies shall cease to publish applicable ratings, any provision herein requiring ratings of all of such agencies shall be deemed to require ratings of only the agency or agencies continuing to publish
applicable ratings.   If all  of  such  agencies cease to publish applicable
ratings, any provision herein requiring ratings of any of such agencies shall be deemed to require ratings that are both (a) certified by the Company in
an  Officers' Certificate to be  equivalent  to  the ratings   of   such  agency
or  agencies  and   (b)   reasonably satisfactory to the Trustee.

     Section 10.16  Effect of Headings.

     The Article and Section headings and the Table of Contents contained in this Indenture have been inserted for convenience of reference only, and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                              TRANS WORLD AIRLINES, INC.

                              By:
                              Name:
                              Title:


                              FIRST SECURITY BANK,
                              NATIONAL ASSOCIATION,
                              as Trustee

                              By:
                              Name:
                              Title: